EFFECTIVE 6PM, EST,
DECEMBER 10, 2004 THE PAR
VALUE WAS CHANGED TO 112
PENCE.  NEW CERTIFICATES
WERE PRINTED TO REFLECT
THIS REVISION

THE RIGHTS OF HOLDERS OF
RECEIPTS TO DIRECT THE
VOTING OF
SHARES MAY BE RESTRICTED
AS DESCRIBED IN PARAGRAPH
(10) BELOW
EXHIBIT A TO DEPOSIT
AGREEMENT
No.___________________________
____
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one (1) deposited Share)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPTS
EVIDENCING
AMERICAN DEPOSITARY
SHARES
REPRESENTING
ORDINARY SHARES OF 1
POUND NOMINAL VALUE PER
SHARE OF
INTERCONTINENTAL
HOLTELS GROUP PLC
(INCORPORATED UNDER THE
LAWS OF ENGLAND AND
WALES)
THE BANK OF NEW
YORK, as Depositary (the
"Depositary"), hereby certifies that
           ________________________
_____     is the owner of
American Depositary Shares,
representing deposited ordinary
shares of 1 pound nominal value per
share ("Shares"), or evidence of
rights to receive such, of
INTERCONTINENTAL HOTELS
GROUP PLC (the "Company").  At
the date hereof, each American
Depositary Share represents one
Share or evidence of rights to receive
such Share deposited under the
Deposit Agreement (hereinafter
defined) at the principal London
office of THE BANK OF NEW
YORK, as Custodian (the
"Custodian").  The Depositary's
Corporate Trust Office is located at
101 Barclay Street, New York, N.Y.
10286, and its principal executive
office is located at One Wall Street,
New York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286



1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of the American
Depositary Receipts (the "Receipts")
issued and to be issued upon the
terms and conditions set forth in the
Deposit Agreement, dated as of
December 12, 1989 as amended and
restated as of January 27, 1992, as
further amended and restated as of
February 9, 1998, as further
amended and restated as of July 30,
2001, and as further amended and
restated as of April 15, 2003  (as it
may be further amended from time to
time, the "Deposit Agreement") by
and among the Company, the
Depositary and the Holders from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and becomes
bound by all the terms and
provisions thereof and hereof.  The
Deposit Agreement sets forth the
rights and obligations of Holders of
Receipts and the rights and duties of
the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of, or in lieu of such Shares
and held thereunder (such Shares,
securities, property and cash are
herein called the "Deposited
Securities").  Copies of the Deposit
Agreement and the Company's
Articles (as defined in the Deposit
Agreement) are on file at the
Corporate Trust Office of the
Depositary (as defined in the Deposit
Agreement), the office of the
Custodian and at any other
designated transfer offices.  The
statements made on the face and the
reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions thereof, to which
reference is hereby made.  The
Depositary makes no representation
or warranty as to the validity or
worth of the Deposited Securities.
Capitalized terms not defined herein
shall have the meanings set forth in
the Deposit Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt and upon
payment of the fee of the Depositary
provided for in paragraph (6) on the
face of this Receipt, and, subject to
the terms and conditions of the
Deposit Agreement, the Holder
hereof is entitled to the delivery to
such Holder or upon the order of
such Holder of the Deposited
Securities at the time represented by
the American Depositary Shares
evidenced by this Receipt.  Delivery
of such Deposited Securities may be
made by the delivery of (a) Shares in
the name of such Holder or as
ordered by him or by certificates
properly endorsed or accompanied
by proper instruments of transfer to
such Holder or as ordered by him
and (b) any other securities, property
and cash to which such Holder is
then entitled in respect of such
Receipts to such Holder or as
ordered by him.  Such delivery shall
be made, as hereinafter provided,
without unreasonable delay and, at
the option of the Holder hereof, shall
be made either at the office of the
Custodian or, at the request of the
Holder hereof, the Depositary shall
direct the Custodian to forward such
Deposited Securities and proper
documents of title therefor to the
Corporate Trust Office of the
Depositary in the Borough of
Manhattan, The City of New York;
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Holder
hereof.
The Depositary will not
deliver Shares except upon the
receipt and cancellation of Receipts.
3.	TRANSFERS, SPLIT-UPS
AND COMBINATIONS;
LIMITATIONS.
This Receipt is transferable
on the books of the Depositary by
the Holder hereof in person or by
duly authorized attorney, upon
surrender of this Receipt at any
designated transfer office properly
endorsed or accompanied by proper
instruments of transfer and duly
stamped as may be required by
applicable law; provided that the
Depositary may close the transfer
books, at any time or from time to
time, with the Company's approval,
when deemed expedient by it in
connection with the performance of
its duties under the Deposit
Agreement or at the request of the
Company.  This Receipt may be split
into other Receipts or may be
combined with other Receipts into
one Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary
or the Custodian may require
payment of a sum sufficient to
reimburse it for any tax or other
governmental charge with respect
thereto, any stock transfer or
registration fees in effect for the
registration of transfers of Shares or
other Deposited Securities upon any
applicable register and any
applicable fees as provided in
paragraph (6) on the face of this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
generally or against deposits of
particular Shares compliance with
such regulations, if any, as the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
paragraph (21) of this Receipt.
The Depositary may refuse to
deliver Receipts, register the transfer
of any Receipt, or make any
distribution of, or related to,
Deposited Securities until it or the
Custodian has received such proof of
citizenship, residence, exchange
control approval, legal or beneficial
ownership or other information as it
may deem necessary or proper or as
the Company may require by written
request to the Depositary or
Custodian.  After consultation with
the Company, the delivery of
Receipts against the deposits of
Shares may be suspended or
withheld, registration of transfer or
surrender of Receipts may be refused
or suspended, in particular instances
or generally during any period when
the transfer books of the Depositary,
the Company or any Share Registrar
(as defined in the Deposit
Agreement) are closed or if any such
action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time subject to paragraph (21)
hereof.  The surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not be
suspended subject to (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
Shareholders' Meeting, or the
payment of dividends (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any laws or governmental
regulations relating to the Receipts
or to the withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary will not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered pursuant to
the provisions of the United States
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares.
4.	LIABILITY OF HOLDER
FOR TAXES.
If any tax or other
governmental charge shall become
payable by the Custodian or the
Depositary with respect to this
Receipt or any Deposited Securities
represented by this Receipt, such tax
or other governmental charge shall
be payable by the Holder hereof to
the Depositary.  The Depositary may
refuse to effect any registration of
transfer of this Receipt or any
transfer and withdrawal of Deposited
Securities represented by this
Receipt, until such payment is made,
and may withhold any dividends or
other cash  distributions constituting
Deposited Securities represented by
this Receipt, or may sell for the
account of the Holder hereof any part
or all of the Deposited Securities
represented by this Receipt, and may
apply such cash or the proceeds of
any such sale in payment of such tax
or other governmental charge and the
Holder hereof shall remain liable for
any deficiency.
5.	WARRANTIES BY
DEPOSITOR.
Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that any such Shares and
each certificate therefor are validly
issued and outstanding, fully paid,
non-assessable and not subject to
preemptive rights, and that the
person making such deposit is duly
authorized to do so.  Every such
person shall also be deemed to
represent that the deposit of Shares
or sale of Receipts by that person is
not restricted under the Securities
Act of 1933.  Such representations
and warranties shall survive the
deposit of Shares and issuance of
Receipts.
6.	CHARGES OF
DEPOSITARY.
The Depositary will charge
the party to whom Receipts are
delivered against deposits, and the
party surrendering Receipts for
delivery of Deposited Securities,
U.S. $5.00 for each 100 American
Depositary Shares (or portion
thereof) evidenced by the Receipts
issued or surrendered.  The Company
will pay in accordance with the
Deposit Agreement all other charges
of the Depositary and those of any
Receipt Registrar, with the exception
of (i) stock transfer or other taxes
and other governmental charges, (ii)
cable, telex and facsimile
transmission and delivery charges
incurred at the request of persons
depositing Shares or Holders
delivering Shares, Receipts or
Deposited Securities, (iii) transfer or
registration fees for the registration
of transfers of deposited Shares and
other Deposited Securities on any
applicable register in the name of the
Custodian or its nominee in
connection with the deposit of
Shares or in the name of such person
as a Holder may direct in connection
with any withdrawal of Deposited
Securities, and (iv) charges of the
Depositary in connection with the
conversion of Foreign Currency into
U.S. dollars.
The Depositary, subject to
Paragraph (7) hereof, may own and
deal in any class of securities of the
Company and its affiliates and in
Receipts.


7.	PRE-RELEASE OF
RECEIPTS.
The Depositary may issue
Receipts against the delivery by the
Company (or any agent of the
Company recording Share
ownership) of rights to receive
Shares from the Company (or any
such agent).  No such issue of
Receipts will be deemed a
"Pre-Release" that is subject to the
restrictions of the following
paragraph.
Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement
("Pre-Release").  The Depositary
may, pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been
Pre-Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and agreement
from the person to whom Receipts
are to  be delivered (the
"Pre-Releasee") that the
Pre-Releasee, or its customer, (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial rights, title and
interest in such Shares or Receipts,
as the case may be, to the Depositary
in its capacity as such and for the
benefit of the Holders, and (iii) will
not take any action with respect to
such Shares or Receipts, as the case
may be, that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security, (c) terminable
by the Depositary on not more than
five (5) business days notice, and (d)
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares not deposited but
represented by American Depositary
Shares outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent (30%)
of the Shares deposited under the
Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
reasonably appropriate, and may,
with the prior written consent of the
Company, change such limit for
purposes of general application.  The
Depositary will also set Dollar limits
with respect to Pre-Release
transactions to be entered into under
the Deposit Agreement with any
particular Pre-Releasee on a
case-by-case basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Holders under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the
Pre-Releasee's obligations to the
Depositary in connection with a
Pre-Release transaction, including
the Pre-Releasee's obligation to
deliver Shares or Receipts upon
termination of a Pre-Release
transaction (and shall not, for the
avoidance of doubt, constitute
Deposited Securities hereunder).
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
8.	TITLE TO RECEIPTS.
Title to this Receipt (and to
the American Depositary Shares
evidenced hereby), when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument; provided that
the Company and the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
any distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other
purposes.
9.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized officer or, if a registrar
for the Receipts shall have been
appointed, countersigned by the
manual or facsimile signature of a
duly authorized officer of such
registrar.
10.	DISCLOSURE OF
INTERESTS.
Notwithstanding any other
provision of the Deposit Agreement,
and without prejudice to the
disclosure obligations in respect of
Shares contained in the Articles and
the Companies Act 1985 of Great
Britain (the "Companies Act") and
the remedies of the Company under
the Articles and the Companies Act
for noncompliance therewith, each
Holder agrees to comply with
requests from the Company or the
Depositary made under the Articles
or the Companies Act as it currently
exists at the date of the Deposit
Agreement or as the same may be
amended or modified or under any
similar law as may be enacted, to
provide information as to the
capacity in which such Holder owns
Receipts and regarding the identity
of any other person interested (as
defined in the Companies Act) in
such Receipts and the nature of such
interest.  Each Holder acknowledges
that failure to comply with such a
request may result, inter alia, in the
withdrawal of the voting rights
attaching to the Shares underlying
such Holder's Receipts and, if such
Shares represent 0.25 percent or
more of the issued Shares, the
imposition of restrictions on the
rights to transfer, or to receive
distributions relating to, the Shares
underlying such Receipts.  The
Depositary agrees to use its
reasonable best efforts to forward
any such requests from the Holder or
to take any other reasonable actions
specified by the Company to obtain
such information.
In addition, any holder of a
Receipt who is or becomes directly
or indirectly interested (within the
meaning of the Companies Act) in
3% or more (or such other amount as
may be required by the Companies
Act) of the outstanding Shares, or is
aware that another person for whom
it holds such Receipt is so interested,
shall within two business days (or
such other time as may be required
by the Companies Act) after
becoming so interested or so aware,
and thereafter upon certain changes
in such interest, notify the Company
as  required by the Companies Act.
11.	AVAILABLE
INFORMATION.
The Company will furnish
the Securities and Exchange
Commission with certain public
reports and documents required by
foreign law or otherwise under the
Securities Exchange Act of 1934.
Such information and any reports or
other information which the
Company may at any time be
required to provide or to file with the
Commission may be inspected and
copied at the public reference
facilities maintained by the
Commission located at the date of
the Deposit Agreement at Judiciary
Plaza, 450 Fifth Street, N.W.,
Washington, D.C. 20549.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
shall receive any cash dividend or
other cash distribution on the
Deposited Securities, the Depositary
will, if such cash dividend or
distribution is received in a foreign
currency and can in the judgment of
the Depositary be converted on a
reasonable basis into dollars
transferable to the United States and
subject to the provisions of the
Deposit Agreement, convert such
dividend or distribution into U.S.
dollars distributable to the Holders of
Receipts entitled thereto and
distribute the amount thus received
(net of reasonable and customary
expenses incurred by the Depositary
in the conversion of foreign
currency) to the Holders of Receipts
entitled thereto, in proportion to the
number of American Depositary
Shares representing such Deposited
Securities evidenced by the Receipts
held by them, respectively; provided
that the amount distributed will be
reduced by any amounts required to
be withheld by the Company or the
Depositary on account of taxes.
Whenever the Depositary shall
receive any distribution other than
cash or Shares upon any Deposited
Securities, the Depositary shall cause
the securities or property which it so
receives to be distributed to the
Holders of Receipts entitled thereto,
in proportion to the number of
American Depositary Shares
representing such Deposited
Securities evidenced by Receipts
held by them, respectively, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution;
provided that, if in the opinion of the
Depositary it cannot cause such
securities or property to be
distributed or such distribution
cannot be made proportionately
among the Holders of Receipts
entitled thereto, or if  for any other
reason (including any requirement
that the Company or the Depositary
withhold an amount on account of
taxes or other governmental charges
or that such securities must be
registered under the Securities Act in
order to be distributed to Holders or
beneficial holders) the Depositary,
after consultation with the Company,
deems such distribution not to be
feasible, the Depositary may, with
the Company's approval, adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution, including
the public or private sale of the
securities or property thus received,
or any part thereof, and the
distribution by the Depositary to the
Holders of Receipts entitled thereto
of the net proceeds of any such sale
as in the case of a cash distribution.
If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may with the
Company's approval, and shall if the
Company shall so request, distribute
to the Holders of outstanding
Receipts entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities evidenced by Receipts
held by them, respectively,
additional Receipts for an aggregate
number of American Depositary
Shares representing the number of
Shares received as such dividend or
free distribution, subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance of
American Depositary Shares
evidenced by Receipts, including the
withholding of any tax or other
governmental charge as provided in
Section 4.11 of the Deposit
Agreement and the payment of fees
of the Depositary as provided in
Section 5.09 of the Deposit
Agreement.  In lieu of delivering
Receipts for fractional American
Depositary Shares in the case of any
such distribution, the Depositary
shall sell the amount of Shares
represented by the aggregate of such
fractions and distribute the net
proceeds, all in a manner and subject
to the conditions described in
Section 4.02 of the Deposit
Agreement.  If additional Receipts
are not so, each American
Depositary Share shall thenceforth
also represent the additional Shares
so distributed upon such Deposited
Securities represented thereby.  In
the event that the Company shall
offer or cause to be offered to the
holders of any Deposited Securities
any rights to subscribe for additional
Shares or any rights of any other
nature, the Depositary, after
consultation with the Company, shall
have discretion as to the procedure to
be followed in making such rights
available to any Holders or in
disposing of such rights on behalf of
any Holders and making the net
proceeds available to such Holders
or, if by the terms of such rights
offering or for any other reason, the
Depositary may not either make such
rights available to any Holders or
dispose of such rights and make the
net proceeds available to such
Holders, then the Depositary shall
allow the rights to lapse.  If at the
time of the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Holders or to certain
Holders but not to other Holders, the
Depositary may distribute to any
Holder to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Holder, warrants or other
instruments therefor in such form as
it deems appropriate.  In
circumstances in which rights would
otherwise not be distributed, if a
Holder of Receipts requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Holder
hereunder, the Depositary will make
such rights available to such Holder
upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Holder has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.  If the
Depositary has distributed warrants
or other instruments for rights to all
or certain Holders, then upon
instruction from such a Holder
pursuant to such warrants or other
instruments to the Depositary from
such Holder to exercise such rights,
upon payment by such Holder to the
Depositary for the account of such
Holder of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
and expenses of the Depositary and
any other charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Holder, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Holder.
As agent for such Holder, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Holder.  In the case
of a distribution pursuant to the
second paragraph of Section 4.04 of
the Deposit Agreement, such
Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.  If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Holders, it may, after consultation
with the Company, sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Holders to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Holders otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Holders because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.  The
Depositary will not offer rights to
Holders unless both the rights and
the securities to which such rights
relate are either exempt from
registration under the Securities Act
with respect to a distribution to
Holders or are registered under the
provisions of such Act.  If a Holder
of Receipts requests distribution of
warrants or other instruments,
notwithstanding that there has been
no such registration under the
Securities Act, the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Holder is exempt
from such registration.  Nothing in
the Deposit Agreement shall create,
or be construed to create, any
obligation on the part of the
Company to file a registration
statement with the Securities and
Exchange Commission or endeavor
to have such a registration statement
declared effective so as to allow
rights to be made available to
Holders of Receipts.  The Depositary
shall not be responsible for any
failure to determine that it may be
lawful or feasible to make such
rights available to Holders in general
or any Holder in particular.  In the
event that the Company shall offer or
cause to be offered to the holders of
any Deposited Securities any rights
to subscribe for additional Shares or
any rights of any other nature, the
Depositary shall, after consultation
with the Company, have discretion
as to whether such rights are to be
made available to the Holders of
Receipts; provided that the
Depositary will, if requested by the
Company, either (a) make such
rights available to Holders of
Receipts by means of warrants or
otherwise, if the Depositary
determines that it is lawful and
feasible to do so, or (b) if the
Depositary determines that making
such rights available is not lawful or
not feasible, or if such rights
represented by such warrants or
other instruments are not exercised
and appear to be about to lapse, sell
such rights or warrants or other
instruments at public or private sale,
at such place or places and upon
such terms as the Depositary may,
after consultation with the Company,
deem proper, and allocate the
proceeds of such sales for account of
the Holders of Receipts otherwise
entitled thereto upon an averaged or
other practicable basis without
regard to any distinctions among
such Holders because of exchange
restrictions, or the date of delivery of
any Receipt or Receipts, or
otherwise.  Notwithstanding the
foregoing, nothing contained herein
shall create or be construed to create
any obligation on the part of the
Company to file a registration
statement with the Securities and
Exchange Commission or endeavor
to have such registration statement
declared effective, so as to allow
rights to be made available to
Holders of Receipts.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or
the Custodian shall receive Foreign
Currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the Foreign
Currency so received can, in the
judgment of the Depositary be
converted on a reasonable basis into
U.S. dollars distributable to the
Holders of Receipts entitled thereto
and such U.S. dollars (net of
reasonable and customary expenses
incurred by the Depositary in
conversion of the Foreign Currency)
transferred to the United States, the
Depositary shall convert, by sale or
in any other manner that it may
determine such Foreign Currency
into U.S. dollars and such U.S.
dollars shall be distributed to the
Holders entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
U.S. dollars, then to the holders of
such warrants or instruments, as
applicable, upon surrender thereof
for cancellation.  Such distribution
may be made upon an averaged or
other practicable basis without
regard to any distinctions among
Holders on account of exchange
restrictions or otherwise.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
or approval or license, if any, as it
may deem desirable.
If at any time the Depositary
shall determine that in its judgment
any Foreign Currency received by
the Depositary is not convertible on a
reasonable basis into U.S. dollars
distributable to the Holders of
Receipts entitled thereto and
transferable to the United States, or
if any approval or license of any
governmental authority or agency
thereof which is required for such
conversion is denied or if any such
approval or license is not obtained
within a reasonable period as
determined by the Depositary, the
Depositary may distribute the
Foreign Currency (or an appropriate
document evidencing the right  to
receive such Foreign Currency)
received by the Depositary to, or in
its discretion may hold such Foreign
Currency proceeds for the respective
accounts of, the Holders of Receipts
entitled to receive the same.
If any such conversion of
Foreign Currency, in whole or in
part, can be effected for distribution
to some Holders of Receipts entitled
thereto, the Depositary may in its
discretion make such conversion and
distribution to U.S. dollars to the
extent permissible to the Holders of
Receipts entitled thereto for whom
such conversion and distribution is
practicable and may distribute the
balance of the Foreign Currency
received by the Depositary to, or
hold such balance for the respective
accounts of the Holders entitled
thereto for whom such conversion
and distribution is not practicable.
14.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued, with
respect to the Deposited Securities,
or whenever for any reason the
Depositary gives effect to a change
in the number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meetings of holders of Shares or
other Deposited Securities, the
Depositary shall, after consultation
with the Company, fix a record date,
which date shall, to the extent
practicable, be the same as the record
date fixed by the Company, (a) for
the determination of the Holders of
Receipts who shall be entitled (i) to
receive such dividend, distribution or
rights, or the net proceeds of the sale
thereof, (ii) or to give instructions for
the exercise of voting rights at any
such meeting, or (b) on or after
which each American Depositary
Share will represent the changed
number of Shares subject to the
provisions of the Deposit
Agreement.
15.	VOTING OF DEPOSITED
SECURITIES.
(i)	As soon as practicable
after receipt of notice of any meeting
or solicitation of consents or proxies
of holders of Shares or other
Deposited Securities, if requested in
writing by Company, the Depositary
shall, as soon as practicable
thereafter, mail to the Holders a
notice, the form of which shall be in
the discretion of the Depositary, after
consultation with the Company,
which notice shall contain (a) such
information as is contained in such
notice of meeting, (b) a statement
that each Holder at the close of
business on a specified record date
will be entitled, subject to any
applicable provisions of law and of
the Charter, to instruct the
Depositary as to the exercise of the
voting rights, if any, pertaining to the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Holders' Receipts
and (c) a statement as to the manner
in which such instructions may be
given, including, when applicable, an
express indication that instructions
may be given (or, if applicable,
deemed given in accordance with
paragraph (ii) below if no instruction
is received) to the Depositary to give
a discretionary proxy to a person
designated by the Company.  Upon
the written request of a Holder on
such record date, received on or
before the date established by the
Depositary for such purpose (the
"Instruction Date"), the Depositary
shall vote or cause to be voted (or to
grant a discretionary proxy to a
person designated by the Company
to vote) the Deposited Securities
represented by the American
Depositary Shares evidenced by such
Holder's Receipts in accordance with
any instructions set forth in such
request; provided that the
Depositary, unless specifically
instructed by at least five Holders or
by Holders of Receipts representing
not less than 10% of the total voting
rights of all Holders of Receipts,
shall not join in demanding a poll.
The Depositary shall not itself
exercise any voting discretion over
any Deposited Securities.
(ii)	If no instructions are
received by the Depositary from any
Holder with respect to any of the
Deposited Securities represented by
the American Depositary Shares
evidenced by such Holder's Receipts
on or before the Instruction Date, the
Depositary shall deem such Holder
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company
to vote such Deposited Securities,
provided, that no such instruction
shall be given with respect to any
matter as to which the Company
informs the Depositary (and the
Company agrees to provide such
information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.
(iii)	There can be no
assurance that Holders generally or
any Holder in particular will receive
the notice described in the preceding
paragraph sufficiently prior to the
Instruction Date to ensure that the
Depositary will vote the Shares or
Deposited Securities in accordance
with the provisions set forth in
Section 4.07 of the Deposit
Agreement.
16.	CHANGES AFFECTING
DEPOSITED SECURITIES.
Upon any change in par
value, split-up, consolidation, or any
other reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary in exchange for or in
conversion of or otherwise in respect
of Deposited Securities shall be
treated as new Deposited Securities
under the Deposit Agreement and the
American Depositary Shares shall
thenceforth represent the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may with the
Company's approval, and shall if the
Company shall so request, execute
and deliver additional Receipts as in
the case of a dividend of Shares, or
call for the surrender of outstanding
Receipts to be exchanged for new
Receipts.
17.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Depositary will make
available for inspection by Holders
of Receipts at the Depositary's Office
and at the office of the Custodian,
any notices, reports and
communications received from the
Company which are both (a)
received by the Depositary or its
nominee or nominees as the holder
of the Deposited Securities and (b)
made generally available to the
holders of such Deposited Securities
by the Company.  The Depositary
will also, upon written request, mail
or make available to Holders of
Receipts copies of such reports and
communications when furnished by
the Company as provided in the
Deposit Agreement.  The Depositary
will keep books, at its transfer office
in New York City, for the
registration of Receipts and their
transfer which at all reasonable times
will be open for inspection by the
Holders and the Company; provided
that such inspection shall not be for
the purpose of communicating with
Holders of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
18.	WITHHOLDING.
Notwithstanding any other
provision of the Deposit Agreement,
in the event that the Depositary
determines that any distribution in
property (including Shares or rights
to subscribe therefor) is subject to
any tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion of such
property (including Shares and rights
to subscribe therefor) in such
amounts and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes,
including by public or private sale,
and the Depositary shall distribute
the net proceeds of any such sale
after deduction of such taxes to the
Holders of Receipts entitled thereto.
19.	LIABILITY OF THE
COMPANY AND THE
DEPOSITARY.
Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Holder or beneficial
holder of any Receipt, if, by reason
of any provision of any present or
future law or regulation, of the
United States or the United Kingdom
or any other country, or of any other
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Memorandum or the Articles, or
by reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God, war, terrorism or
other circumstances beyond its
control the Depositary or the
Company shall be prevented,
delayed or forbidden from, or be
subject to any civil or criminal
penalty on account of, doing or
performing any act or thing which by
the terms of the Deposit Agreement,
or the Deposited Securities it is
provided shall be done or performed,
nor shall the Depositary, or the
Company be obligated to do or
perform any act or thing which
obligation is inconsistent with the
provisions of the Deposit
Agreement; nor shall the Depositary
or the Company or any of their
respective directors, employees,
agents or affiliates incur any liability
to any Holder or beneficial holder of
a Receipt by reason of any
nonperformance or delay, caused as
aforesaid, in performance of any act
or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement, the Memorandum or the
Articles.  Where, by the terms of a
distribution pursuant to Sections
4.01, 4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, or for any
other reason, such distribution or
offering may not legally be made
available to Holders, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Holder and make the net
proceeds available to such Holder,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Holders or beneficial
holders of Receipts, except that they
agree to act without negligence or
bad faith in the performance of their
obligations specifically set forth in
the Deposit Agreement.  Neither the
Depositary nor the Company shall be
under any obligation to appear in,
prosecute or defend any action, suit
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense and
liability, unless indemnity
satisfactory to it against all expense
and liability be furnished as often as
may be required, and the Custodian
shall not be under any obligation
whatsoever with respect to such
proceedings, the responsibility of the
Custodian being solely to the
Depositary.  Neither the Depositary
nor the Company shall be liable for
any action or inaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Holder of a
Receipt, or any other person believed
by it in good faith to be competent to
give such advice or information.
The Depositary shall not be liable for
any acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with any matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Depositary will
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or for the effect of any such
vote; provided that any such action
or inaction is in good faith.  The
Company has agreed to indemnify
the Depositary and the Custodian
against and hold each of them
harmless from, any liability or
expense which may arise (a) out of
acts performed or omitted in
accordance with the provisions of the
Deposit Agreement and of the
Receipts, as the same may be
amended, modified or supplemented
from time to time, (i) by either the
Depositary or any Custodian, except
for any liability arising out of the
negligence or bad faith of either of
them, or (ii) by the Company or any
of its agents or (b) out of or in
connection with the registration of
Receipts, American Depositary
Shares or Deposited Securities with
the Commission or the offer or sale
thereof to the public except to the
extent such liability or expense arises
out of information relating to the
Depositary or the Custodian as the
case may be furnished, in writing to
the Company by the Depositary or
the Custodian, as the case may be,
and not materially altered or changed
by the Company, expressly for use in
any registration statement, proxy
statement, prospectus or preliminary
prospectus relating to the Receipts or
the Shares represented by the
American Depositary Shares or
omissions from such information.
The indemnities contained in the
preceding sentence shall not extend
to any liability or expense which
arises solely and exclusively out of a
Pre-Release (as defined in Section
2.09 of the Deposit Agreement) of a
Receipt or Receipts in accordance
with Section 2.09 of the Deposit
Agreement and which would not
otherwise have arisen had such
Receipt or Receipts not been the
subject of a Pre-Release pursuant to
Section 2.09 of the Deposit
Agreement; provided, however, that
the indemnities provided in the
preceding sentence shall apply to any
such liability or expense (i) to the
extent that such liability or expense
would have arisen had a Receipt or
Receipts not be the subject of a Pre-
Release, or (ii) which may arise out
of any misstatement or alleged
misstatement or omission or alleged
omission in any registration
statement, proxy statement,
prospectus (or placement
memorandum), or preliminary
prospectus (or preliminary placement
memorandum) relating to the offer or
sale of American Depositary Shares,
except to the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian (other
than the Company), as applicable,
furnished in writing and not
materially changed or altered by the
Company expressly for use in any of
the foregoing documents, or, (ii) if
such information is provided, the
failure to state a material fact
necessary to make the information
provided not misleading.    No
disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.
20.	RESIGNATION AND
REMOVAL OF DEPOSITARY;
SUBSTITUTION OF
CUSTODIAN.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time appoint a substitute
custodian approved by the Company
and the term "Custodian" shall also
refer to each such substitute.
21.	AMENDMENT OF
DEPOSIT AGREEMENT AND
RECEIPTS.
The form of the Receipts and
the Deposit Agreement may at any
time and from time to time be
amended by agreement between the
Company and the Depositary.  Any
amendment which shall impose or
increase any fees of the Depositary
for the execution and delivery or the
cancellation of Receipts except for
taxes and other governmental
charges, or which shall otherwise
prejudice any substantial existing
right of Holders, shall not become
effective as to outstanding Receipts
until the expiration of three months
after notice of such amendment shall
have been given to the Holders of
outstanding Receipts.  Every Holder
of a Receipt at the time any such
amendment so becomes effective, if
such Holder shall be given such
notice, shall be deemed, by
continuing to hold such Receipt, to
consent and agree to such
amendment and to be bound by the
Deposit Agreement or the Receipt as
amended thereby.  In no event shall
any amendment impair the right of
the Holder hereof to surrender this
Receipt and receive therefor the
Deposited Securities represented
hereby, except in order to comply
with mandatory provisions of law, if
any.
22.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary will at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Holders of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement (upon 30 days notice to
the Holders) at any time 90 days
after the Depositary shall have
resigned, if a successor depositary
shall not have been appointed and
accepted its appointment.  On and
after the date of termination, the
Holder of a Receipt will, upon (a)
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the fee of
the Depositary for the surrender of
Receipts referred to in Section 2.05
of the Deposit Agreement, and (c)
payment of any applicable taxes or
governmental charges, be entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Holders thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary.  At any time after the
expiration of one year from the date
of termination, the Depositary may
sell the Deposited Securities then
held under the Deposit Agreement
and may thereafter hold the net
proceeds of any such sale, together
with any other cash then held by it
under the Deposit Agreement,
unsegregated and without liability
for interest, for the pro rata benefit of
the Holders of Receipts not
theretofore surrendered, such
Holders thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
Thereafter the Depositary shall be
discharged from all obligations under
the Deposit Agreement, except to
account for such net proceeds and
other cash.
23.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding any terms of
this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary have
each agreed that it will not exercise
any rights it has  under the Deposit
Agreement or the Receipt to permit
the withdrawal or delivery of
Deposited Securities in a manner
which would violate the United
States securities laws, including, but
not limited to Section I A(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.
24.	DIRECT REGISTRATION
SYSTEM; DRS.
 (a)	American
Depositary Shares may be
maintained by the Depositary in
book-entry form known as the
"Direct Registration System"
("DRS").  Upon issuance of
American Depositary Shares, the
American Depositary Shares of each
Holder will be credited to the DRS
account of each such Holder and in
each such Holder's name.  Each
Holder will be given the option of (i)
receiving a certificate representing
its American Depositary Shares, (ii)
transferring such American
Depositary Shares to a broker
designated by each and every person
or entity in whose name such
American Depositary Shares are
registered on the books of the
Depositary or (iii) maintaining their
American Depositary Shares in DRS.
 (b)	The Company
understands that Profile is a required
feature of DRS.  Profile allows a
participant of The Depository Trust
Company ("DTC") claiming to act
on behalf of the Holder of American
Depositary Shares, to direct the
Depositary to transfer to such DTC
participant the American Depositary
Shares designated by such DTC
participant without receipt by the
Depositary of such prior written
authorization from the Holder to
transfer such American Depositary
Shares.
(c)	The Company
understands the Depositary will not
verify, determine or otherwise
ascertain that the DTC participant
which is claiming to be acting on
behalf of a Holder is, in fact,
authorized to act on behalf of such
Holder.  The Company and each
Holder agree that the Depositary
shall have no liability for relying
upon and complying with directions
from a DTC participant as set forth
above; and the Company shall
indemnify and hold harmless the
Depositary from and against any
liability, expense, damage, loss and
judgment arising from or related to
the foregoing (including reasonable
attorneys fees and expenses and
expenses arising from or connected
with the enforcement of this
provision).  For the avoidance of
doubt, (i) the Depositary shall be
fully protected by the foregoing
limitation of liability and
indemnification with respect to
reliance upon and compliance with
instructions from the DTC
participant even if the Depositary's
reliance on, and compliance with,
such instructions is determined by a
final, non-appealable order or
judgment of a court of competent
jurisdiction to constitute negligence,
willful misconduct, breach of any
duty owed by the Depositary to such
Holder or violation of any law and
(ii) the foregoing shall not apply to
the manner in which the Depositary
carries out actual transfer of the
American Depositary Shares which
are the subject of the DTC
participant's instruction, which
transfer shall continue to be
governed by the other applicable
terms of this Deposit Agreement.  By
way of example and not by way of
limitation, if a court determines that
the transfer of American Depositary
Shares pursuant to a DTC
participant's instruction without
obtaining prior authorization from
the Holder constitutes negligence,
the Depositary will nevertheless be
protected under this subparagraph
(c); on the other hand, in carrying out
such instructions, if the Depositary
transfers American Depositary
Shares from the wrong account or to
the wrong DTC participant, the
obligation to indemnify the
Depositary shall be determined in
accordance with Sections 5.3 and 5.8
of the Deposit Agreement.


CHARGES OF THE DEPOSITARY
EXHIBIT B
The charges of the
Depositary, subject to Sections 5.09
and 6.01 of the Deposit Agreement,
are as follows:
Service	Rate	By Whom Paid
(1)	Delivery of
	$5.00 per 100
	Person to whom
Receipts against
	A
merican Depositary
	R
eceipts are
deposits of Shares
	S
hares or portion
	d
elivered
	t
hereof
(2)	Withdrawal of
	$5.00 per 100
	Person
Deposited
	American Depositary
	surrendering
Securities against
	Share or portion
	Receipts
surrender of
	thereof
Receipts
(3)	Cash Distribution	a
fee, deducted from
	Holder of
pursuant to the
	the proceeds of the
	Receipt
sale of Rights
	sale, in an amount
	e
qual to the fee for
	d
elivery of Receipts
	w
hich would have been
c
harged had the Holder
r
eceived and exercised
t
he rights which were
i
nstead sold pursuant
t
o the Deposit Agreement
a
nd the net proceeds
d
istributed.
(4)	Distributions
	$5.00 per 100
	Holder of
in Shares
	A
merican Depositary
	R
eceipt
s
hare or portion thereof
if
a new Receipt is
is
sued; $2.00 per 100
A
merican Depositary
S
hare or portion thereof
if
Shares are sold and
t
he net proceeds distributed.


Other charges and out-of-pocket
expenses of the Depositary will be
paid for by the Depositary except as
specifically provided for in
agreements to be entered into
between the Depositary and the
Company from time to time, except
(a) stock transfer or other taxes and
other governmental charges, (b)
cable, telex, facsimile transmission
and delivery charges incurred at the
request of persons depositing Shares
or Holders delivering Shares,
Receipts or Deposited Securities, (c)
transfer or registration fees for the
registration of transfer of deposited
Shares and other Deposited
Securities on any applicable register
in the name of the Custodian or its
nominee in connection with the
deposit of Shares or in the name of
such person as a Holder may direct
in connection with the withdrawal of
Deposited Securities and (d) charges
of the Depositary in connection with
the conversion of foreign currency
into dollars.


A-4

A-1
B-3